                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ____________________________________
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2005

                       Structured Obligations Corporation

             (Exact name of registrant as specified in its charter)

Delaware                             001-32042            13-3741177
(State or other jurisdiction of      (Commission File     (IRS Employer
incorporation or organization)       Number)              Identification Number)

           270 Park Avenue, New York, New York                          10013
           (Address of principal executive offices)                   (Zip Code)
           Registrant's telephone number including area code (212) 834-6000.

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          []   Written communications pursuant to Rule 425 under the Securities
               Act (17CFR 230.425)

          []   Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17CFR 240.14a-12)

          []   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

          []   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 -  Other Events

Item 8.01 Other Events.

         This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the COBALTS Trust for Sprint
         Capital Notes.

         The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the
         "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The
         Commission also maintains a site on the World Wide Web at
         "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and
         Retrieval system. Neither Structured Obligations Corporation nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Obligations
         Corporation nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits:

          1.   Trustee's Report with respect to the May 16, 2005 Distribution
               Date for the COBALTS Trust for Sprint Capital Notes

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           By: /s/ Chadwick S. Parson
                                               Name:  Chadwick S. Parson
                                               Title: Authorized Signatory

May 23, 2005

EXHIBIT INDEX

Exhibit                                                                     Page

   1     Trustee's Report with respect to the May 16, 2005                   5
         Distribution Date for the COBALTS Trust for Sprint Capital Notes

                                    Exhibit 1

To the Holders of:
COBALTS Trust for Sprint Capital Notes
8.125% Corporate Backed Listed Trust Securities ("COBALTS")
Trust Series Sprint Capital Certificates, Series 2002-1
*CUSIP: 19074V102

U.S. Bank Trust National Association, as Trustee for the COBALTS Trust for
Sprint Capital Notes, hereby gives notice with respect to the Distribution Date of May 16, 2005 (the "Distribution Date") as follows:

1.   The amount of the distribution payable to the Certificateholders on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     __________________________________________________________________________

     Principal        Interest    Additional Distribution    Total Distribution
     __________________________________________________________________________
     $ 0.000000     $  1.015625        $  0.004831             $   1.020456

2.   The amount of aggregate interest due and not paid as of the Distribution
     Date is

                                   $0.000000.

3.   No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.   $29,686,000 aggregate principal amount Sprint Capital Corporation 6.875%
     Notes due November 15, 2028 (the "Term Assets") are held for the above trust.

5.   At the close of business on the Distribution Date, 1,000,000 Certificates representing $25,000,000 Aggregate Principal Amount were outstanding.

6.   The current rating of the Term Assets is not provided in this report.
     Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from
     Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                       5